SEMI ANNUAL REPORT
FRANKLIN'S AGE HIGH INCOME FUND
November 30, 1998


[PICTURE OF BUILDINGS]


[FRANKLIN TEMPLETON LOGO]

                                                                  [50 YEAR SEAL]


    Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

                               SHAREHOLDER LETTER



Dear Shareholder:

This semiannual report for Franklin's AGE High Income Fund covers the period ended November 30, 1998.

A TALE OF TWO ECONOMIES

During the six months under review, the U.S. economy began to appear like a tale of two economies -- a healthy and expanding domestic sector contrasted with a fragile and ailing export-oriented sector. Despite momentary dips in leading economic indicators, the gross domestic product grew at a 3.9% annualized rate in the third quarter of 1998, masking much of the underlying divergence. Consumer spending remained robust and the housing market regained its momentum, after ebbing slightly in September. Consumer confidence rose in November, after tumbling in October, signaling that consumers remained guardedly optimistic about the economy, the stock market and their jobs. Housing starts, which fell 2.6% in September, rose an unexpectedly strong 7.3% in October, the biggest gain in 13 months. At the same time, existing home sales also showed surprising strength, registering 2.1% growth for the month. Retail sales bounced back in October as well, increasing a respectable 1.0%, compared with September's 0.3% increase.

Meanwhile, exports were hit hard by the emerging market turmoil that prevailed for much of the reporting period, hampering the U.S. manufacturing sector and producing record trade deficits. The National Association of Purchasing Managers Index in November indicated that manufacturing activity


                                    CONTENTS


Shareholder Letter ......................................................      1

Manager's Discussion ....................................................      5

Performance Summary .....................................................     10

Financial Highlights & Statement of Investments .........................     12

Financial Statements ....................................................     23

Notes to Financial Statements ...........................................     26


                            [FUND CATEGORY PYRAMID]
declined for the fourth time in the past six months. Durable goods orders, which include orders for cars, appliances and other heavy machinery, fell 2.2% in October, the first decrease in five months. The third quarter trade deficit, $44.5 billion, was the largest on record, and the 1998 trade deficit, $123 billion, was 50.5% above 1997's imbalance as of September 30, 1998.

Because of the problems in the world markets, many financial institutions curtailed their lending, creating a "credit crunch." Beginning with the Russian debt crisis and culminating with the emergency bail-out of a major hedge fund, capital worldwide became less available, adversely affecting many companies.

Taking note of these factors, the Federal Reserve Board's (the Fed's) monetary policy panel, the Federal Open Market Committee, cut the federal funds target rate three times by 0.25%, to 4.75%, in an effort to stimulate growth. The Fed's moves attempted to prevent a recession by providing liquidity to the financial system and making it easier for major corporations to obtain favorable lending from banks.

The bond and stock markets reacted to the Fed's loosening of monetary policy in two opposite ways. After the 30-year U.S. Treasury bond reached a record-low yield of 4.70% on October 5, 1998, the U.S. bond market quickly lost ground as investors became less enthusiastic about committing capital to fixed-income markets. On November 30, 1998, the yield on the 30-year Treasury bond stood at 5.08%, 0.38% higher than the yield on October 5, 1998. The stock market was a different story. After losing more than 20% of their value in the third quarter correction, many stocks rebounded strongly. On November 23, 1998, the Dow Jones(R) Industrial Average reached an all-time high of 9374.27, with many other indices registering record highs as well.

STAYING ON COURSE

In times like these, it's easy to understand why people can become emotional about their investments. That's why we believe investors should call their investment representatives, and plan to cover three points in their conversations. One, review their current financial plans, recalling their goals and why they made their investment choices in the first place. Two, discuss the value of diversification, which can help reduce the risk that any one type of security will have a negative impact on an overall portfolio, and check if their investments are still properly diversified. As shown during the reporting period, the bond and stock markets often behave differently. In each of the five years since 1973 that stocks posted negative annual returns, bonds posted positive returns.* Three, review their investment timeframe to help put recent market declines into perspective and avoid turning what could be only a temporary paper loss into a permanent one. Maintaining a long-term outlook is one of the keys to weathering market volatility.

An important component of a long-term approach is setting up a regular investment plan. Investing on a scheduled basis, regardless of market directions, can help investors take advantage of market downturns when prices are low, and benefit from any market rallies. We encourage you to contact your investment representative to discuss setting up a regular investment plan. While investment success is the primary objective of investment planning, one important by-product of a good plan can be peace of mind.


--------------------------------------------------------------------------------
"While investment success is the primary objective of investment planning, one important by-product of a good plan can be peace of mind."
--------------------------------------------------------------------------------


*Source: For bond market statistics based on the Lehman Brothers Government/ Corporate Bond Index -- Lehman Brothers; for stock measured by the S&P 500 Index -- Standard & Poor's(R).

Our investment philosophy remains disciplined and focused, as we strive to offer our shareholders high, current income. The outlook for the high yield bond market should remain positive, given the relatively stable U.S. economy, low inflation environment, budget surplus, strong dollar, and the economic and market uncertainty facing many of the world's regions. High yield bonds continue to be an attractive investment component for those who are willing to accept the risks associated with these securities.

As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,



/s/  Rupert H. Johnson, Jr.


Rupert H. Johnson, Jr.
President
Franklin's AGE High Income Fund

MANAGERS' DISCUSSION


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin's AGE High Income Fund seeks to provide investors with high, current income, with a secondary objective of principal appreciation. The fund invests in a diversified portfolio consisting primarily of high yield, lower-rated corporate bonds.
--------------------------------------------------------------------------------

OVERVIEW

The six months under review proved extremely challenging for high yield securities. Deteriorating global markets, spurred on by crises in Asia and Russia, as well as the anticipation of a U.S. economic slowdown, affected domestic market asset prices that had managed to remain insulated for much of the last year. Additionally, many fixed-income sectors suffered from forced securities liquidations by hedge funds and financial institutions. Unfortunately, the recent volatility negatively impacted the fund's performance. Franklin's AGE High Income Fund's Class I shares generated a cumulative total return of -1.87% for the six-month period ended November 30, 1998. However, the fund outperformed its benchmark, the CS First Boston High Yield Index, which returned -3.15% for the same period.* Also, the high yield market exhibited significant stability and strength over the last month of the reporting period, a trend which we believe shows no signs of diminishing over the near term. We have always maintained a long-term perspective when


*Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 15 of this report.

managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 11, the fund's Class I shares delivered a +155.89% cumulative total return for the 10 years ended November 30, 1998.


                                FUND COMPOSITION
                       Based on Total Net Assets 11/30/98

[PIE CHART]

Bonds .........................................................     90.8%
Equities ......................................................      3.7%
Short-Term Obligations & Other Net Assets .....................      5.5%


PORTFOLIO UPDATE

WIRELESS COMMUNICATION

During the reporting period, the wireless sector benefited from strong industry growth and increased market penetration, as industry revenues grew despite increased pricing pressures. Although highly competitive, the market for wireless services provided attractive opportunities for companies with sound, aggressive business plans. In general, we focused on lower-cost operators who successfully expanded their networks to offer customers better coverage. On the cellular side, our holdings in Sprint Spectrum, Nextel Communications, Inc. and Microcell Telecommunication benefited the fund. Over the reporting period, Nextel continued its rapid network expansion, boasting the highest average revenue per unit (ARPU) in the industry. Microcell, a leading Canadian cellular provider, added subscribers at a healthy pace. Sprint Corp. increased its minority stake into a controlling ownership position in Sprint Spectrum, commercially known as Sprint PCS -- a positive development for the bonds. In the paging sector, Paging Network, Inc. (PageNet), the leading paging service provider, benefited from improving industry pricing and its low cost structure. Metrocall, Inc., another noteworthy paging sector holding, successfully increased its business through strategic acquisitions.


TELECOMMUNICATION

In the telecommunication sector, key trends such as consolidation, global deregulation and the rise of data services continue to impact the industry. The European Union's formation has hastened the pace of falling regulatory barriers between member nations and has accelerated the rate of systems convergence. Additionally, "silicon economics" drove data services growth, as the increasing need for Internet traffic, client-server networks and computer-to-computer communication caused the number of users to increase dramatically. Seeking to take advantage of these trends, we looked for companies with their own networks, strong management teams and good access to capital markets. Among the competitive local exchange carriers (CLECs), we focused on diversified services providers, which generally have the ability to cross-sell higher margin products and reduce customer turnover rates. Among the Internet service providers (ISPs), we concentrated on companies that have been successful in scaling their networks and capturing market share. Specifically, we focused on companies like Nextlink Communications, Inc., due to its healthy capitalization, strong management team and dramatically accelerated network expansion schedule. Level 3 Communications, Inc., another noteworthy holding, provides terrestrial (land-based) service and is in the process of building a state-of-the-art global network. Level 3 has a dynamic, experienced management team that, we believe, should position the company to be one of the premier 21st century telecommunications providers.


INDUSTRIAL

During the reporting period, we maintained our strategy of looking for noncyclical companies that provide some defense against economic fluctuations, as well as consolidators that enjoy a higher degree of pricing power. In particular, Allied Waste Industries, Inc.'s successful acquisition strategy --focusing on the consolidation and integration of other waste management companies -- bolstered its performance. As of the end of the reporting period, Allied announced a tender offer for


TOP TEN HOLDINGS
11/30/98

COMPANY                                                 % OF TOTAL
(Industry)                                               NET ASSETS
-------------------------------------------------------------------
CSC Holdings, Inc.                                          1.51%
(Consumer Services)

Nextel Communications, Inc.                                 1.42%
(Utilities)

HMH Properties, Inc.                                        1.31%
(Finance)

Allied Waste Industries, Inc.                               1.28%
(Process Industries)

Comcast Corp.                                               1.15%
(Consumer Services)

Anchor Glass Container                                      1.14%
(Process Industries)

Rogers Cantel Mobile
Communications, Inc.                                        1.12%
(Utilities)

Revlon Consumer
Products Corp.                                              1.12%
(Consumer Durables)

Regal Cinemas, Inc.                                         1.12%
(Consumer Services)

P&L Coal Holdings Corp.                                     1.10%
(Energy Minerals)

the fund's bonds that should provide a healthy gain. International Comfort Products, a leader in the heating-ventilation-air conditioning (HVAC) industry, performed well due to effective cost-cutting measures, increased market penetration and leadership by a capable management team. Another portfolio holding, Laidlaw Environmental Services (LES, Inc.), benefited from environmental services sector consolidation, and has become one of the leading price-setters in the environmental treatment business.


CABLE TELEVISION

The cable industry's more defensive nature relative to other high yield sectors positions it to stand up relatively well in a slowing economic environment. Over the reporting period, the cable sector significantly outperformed the overall high yield market. In general, we focused on companies that pursued sound acquisition strategies, as well as those that have been upgrading their plants and networks to provide new services to their customers. Cable companies' expansion into new services such as digital television, cable modems and, potentially telephony, will allow them to gain new revenue sources and contribute to more robust industry growth. Of our domestic holdings, Cablevision Systems (CSC Holdings, Inc.) exemplifies the above trends, and its securities exhibited strong relative performance during the period. Also, we added to our position in TeleWest Communications, Plc., a large U.K. cable provider, which increased its cable and telephone subscription base while realizing synergies from recent acquisitions.


MEDIA

The media sector outperformed the high yield market over the reporting period, and the fund benefited from solid individual holdings in this category. In general, we maintained our focus on the industry's larger consolidators, with particular interest in companies that have lower cost structures. Outdoor Systems,

Inc., the largest American outdoor advertiser, performed well due to strong demand for billboard space and more effective, lower-cost vinyl technology. Regal Cinemas, Inc., the largest U.S. motion picture theater operator by screen count, also benefited the portfolio due to strong box office sales and the successful expansion of its new megaplex theater chain.


LOOKING FORWARD

Recent economic data suggest benign inflation, relatively stable to declining interest rates and positive, but slowing, domestic growth. Although recent turmoil in global financial markets may impact the high yield market in the short term, we believe that recent volatility should not significantly affect asset class fundamentals over the long term. Consequently, we remain optimistic regarding the high yield market, in general, and Franklin's AGE High Income Fund, in particular, and believe that there will continue to be attractive opportunities in high yield corporate bonds over the short to intermediate term.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of November 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.



Sincerely,


/s/ Christopher J. Molumphy


Christopher J. Molumphy
Senior Portfolio Manager
Franklin's AGE High Income Fund

--------------------------------------------------------------------------------
CLASS I:

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual returns will differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS II:

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class I shares.

ADVISOR CLASS:

No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 11/30/98

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (6/1/98-11/30/98)

CLASS I                         CHANGE            11/30/98      5/31/98
-----------------------------------------------------------------------
Net Asset Value                 -$0.19              $2.79        $2.98

                                DISTRIBUTIONS
                                ---------------------------------------
Dividend Income                 $0.132


CLASS II                        CHANGE            11/30/98      5/31/98
-----------------------------------------------------------------------
Net Asset Value                 -$0.18              $2.80        $2.98

                                DISTRIBUTIONS
                                ---------------------------------------
Dividend Income                  $0.1243


ADVISOR CLASS                   CHANGE            11/30/98      5/31/98
-----------------------------------------------------------------------
Net Asset Value                 -$0.19              $2.79        $2.98

                                DISTRIBUTIONS
                                ---------------------------------------
Dividend Income                  $0.1339


             Past performance is not predictive of future results.

PERFORMANCE

                                                                                        INCEPTION
CLASS I                                            1-YEAR      5-YEAR      10-YEAR     (12/31/69)
-------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                         +2.57%     +54.67%      +155.89%    +1,039.77%

Average Annual Total Return(2)                     -1.72%      +8.16%        +9.37%        +8.61%

Value of $10,000 Investment(3)                    $9,828      $14,801      $24,486      $109,042

Distribution Rate(4)                                             9.07%

30-Day Standardized Yield(5)                                     9.33%

                                   11/30/94       11/30/95     11/30/96     11/30/97     11/30/98
-------------------------------------------------------------------------------------------------
One-Year Total Return(6)            -0.85%        +17.89%      +13.87%      +13.29%        +2.57%


                                                                    INCEPTION
CLASS II                              1-YEAR          3-YEAR        (5/16/95)
-----------------------------------------------------------------------------
Cumulative Total Return(1)              +2.36%        +30.56%         +37.42%

Average Annual Total Return(2)          +0.41%         +8.90%          +9.05%

Value of $10,000 Investment(3)        $10,041        $12,916         $13,594

Distribution Rate(4)                     8.82%

30-Day Standardized Yield(5)             9.12%

                                       11/30/96      11/30/97        11/30/98
-----------------------------------------------------------------------------
One-Year Total Return(6)                13.25%         12.63%           2.36%


                                                                                        INCEPTION
ADVISOR CLASS(7)                                   1-YEAR      5-YEAR      10-YEAR     (12/31/69)
-------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                          +2.70%     +55.02%     +156.48%     +1,042.40%

Average Annual Total Return(2)                      +2.70%      +9.16%       +9.88%         +8.79%

Value of $10,000 Investment(3)                    $10,270     $15,502      $25,648       $114,240

Distribution Rate(4)                                             9.59%

30-Day Standardized Yield(5)                                     9.86%

                                   11/30/94       11/30/95     11/30/96     11/30/97     11/30/98
-------------------------------------------------------------------------------------------------
One-Year Total Return(6)            -0.85%         +17.89%     +13.87%      +13.40%         +2.70%


             Past performance is not predictive of future results.



(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3) These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

(4) Distribution rate is based on an annualization of the respective class's November monthly dividend and the maximum offering price (net asset value price for Advisor Class) per share on November 30, 1998.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended November 30, 1998. The fund's high distribution rate and yield reflect the higher credit risk associated with certain lower-rated securities in the fund's portfolio and, in some cases, the lower market prices for these instruments.

(6) One-year total return represents the change in value of an investment over the one-year periods ended on the dates indicated and does not include sales charges.

(7) On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of Rule 12b-1 fees and other Class I expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable to Advisor Class shares. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was 14.78%.

--------------------------------------------------------------------------------
Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Financial Highlights

                                                                                      CLASS I
                                                 ----------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED                            YEAR ENDED MAY 31,
                                                 NOVEMBER 30,1998  ----------------------------------------------------------------
                                                   (UNAUDITED)          1998       1997          1996         1995         1994
                                                 ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........      $     2.98      $     2.90   $     2.79   $     2.77   $     2.70    $     2.81
                                                 ----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................             .13             .26          .26          .25          .26           .27
 Net realized and unrealized gains (losses) .            (.19)            .08          .11          .03          .07          (.11)
                                                 ----------------------------------------------------------------------------------
Total from investment operations ............            (.06)            .34          .37          .28          .33           .16
                                                 ----------------------------------------------------------------------------------
Less distributions from net investment income            (.13)           (.26)        (.26)        (.26)        (.26)         (.27)
                                                 ----------------------------------------------------------------------------------
Net asset value, end of period ..............      $     2.79      $     2.98   $     2.90   $     2.79   $     2.77    $     2.70
                                                 ==================================================================================
Total return** ..............................           (1.87%)         12.32%       14.09%       10.75%       13.34%         5.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........      $3,224,922      $3,236,134   $2,638,914   $2,183,738   $1,908,853    $1,817,481
Ratios to average net assets:
 Expenses ...................................             .72%*           .70%         .71%         .70%         .66%          .59%
 Net investment income ......................            9.38%*          9.04%        9.31%        9.07%        9.71%         9.61%
Portfolio turnover rate .....................            9.65%          29.69%       20.01%       19.87%       28.56%        42.32%


*Annualized.

**Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Financial Highlights (continued)


                                                                                        CLASS II
                                                       ----------------------------------------------------------------------
                                                       SIX MONTHS ENDED                    YEAR ENDED MAY 31,
                                                       NOVEMBER 30,1998     -------------------------------------------------
                                                          (UNAUDITED)          1998          1997          1996       1995(1)
                                                       ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........          $    2.98         $    2.90     $     2.79     $   2.77     $   2.76
                                                       ----------------------------------------------------------------------
Income from investment operations:
 Net investment income ........................                .12               .25            .25          .25        --
 Net realized and unrealized gains (losses) ...               (.18)              .08            .11          .02          .01
                                                       ----------------------------------------------------------------------
Total from investment operations ..............               (.06)              .33            .36          .27          .01
                                                       ----------------------------------------------------------------------
Less distributions from net investment income .               (.12)             (.25)          (.25)        (.25)       --
                                                       ----------------------------------------------------------------------
Net asset value, end of period ................          $    2.80         $    2.98     $     2.90     $   2.79     $   2.77
                                                       ======================================================================
Total return** ................................              (1.79%)           11.69%         13.41%       10.06%         .36%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............          $ 467,505         $ 394,612     $  151,073     $ 46,064     $    713
Ratios to average net assets:
 Expenses .....................................               1.24%*            1.23%          1.25%        1.25%        1.14%*
 Net investment income ........................               8.88%*            8.51%          8.75%        8.50%        6.91%*
Portfolio turnover rate .......................               9.65%            29.69%         20.01%       19.87%       28.56%


*Annualized.

**Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.

(1) For the period May 16, 1995 (effective date) to May 31, 1995.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Financial Highlights (continued)

                                                                                     ADVISOR CLASS
                                                              -------------------------------------------------------------
                                                              SIX MONTHS ENDED                    YEAR ENDED MAY 31,
                                                              NOVEMBER 30,1998          -----------------------------------
                                                                 (UNAUDITED)                 1998               1997(2)
                                                              -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........                  $        2.98            $        2.90        $       2.90
                                                              -------------------------------------------------------------
Income from investment operations:
 Net investment income ......................                            .13                      .27                 .12
 Net realized and unrealized gains (losses) .                           (.19)                     .08                (.01)
                                                              -------------------------------------------------------------
Total from investment operations ............                           (.06)                     .35                 .11
                                                              -------------------------------------------------------------
Less distributions from net investment income                           (.13)                    (.27)               (.11)
                                                              -------------------------------------------------------------
Net asset value, end of period ..............                  $        2.79            $        2.98        $       2.90
                                                              =============================================================
Total return** ..............................                          (1.80%)                  12.46%               3.94%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........                  $      33,391            $      28,026        $      6,224
Ratios to average net assets:
 Expenses ...................................                            .60%*                    .58%                .61%*
 Net investment income ......................                           9.50%*                   9.17%               9.25%*
Portfolio turnover rate .....................                           9.65%                   29.69%              20.01%


*Annualized.

**Total return is not annualized.

(2) For the period January 2, 1997 (effective date) to May 31, 1997.


                       See notes to financial statements.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

STATEMENT OF INVESTMENTS, NOVEMBER 30, 1998 (UNAUDITED)


                                                                       SHARES           VALUE
--------------------------------------------------------------------------------------------------
    COMMON STOCKS, WARRANTS & RIGHTS 1.0%
(a) Advantica Restaurant Group, Inc. ........................            612,439        $ 3,942,576
(a) Darling International, Inc. .............................            504,447          1,670,980
(a) Foodmaker, Inc. .........................................             24,090            466,744
(a) Fred Meyer, Inc. ........................................             94,870          4,826,511
(a) Gaylord Container Corp., wts. ...........................            232,762          1,251,096
(a) Gulf States Steel, wts. .................................             27,800             27,800
(a) International Wireless Communication Holding, wts. ......             36,400                182
(a) Kendall International, Inc., rts. .......................              5,896          1,918,613
(a) Loral Orion Network Systems, wts. .......................             35,300            307,615
(a) McMoRan Exploration Co. .................................             25,937            414,992
(a) Nextel Communications, Inc., wts. .......................             27,250                273
(a) Nextel International, Inc., wts. ........................             28,500            142,500
(a) Occidente y Caribe Celular, 144A, wts. (Colombia) .......            152,660          2,595,220
(a) Penn Traffic Co. ........................................             39,757             84,484
(a) Poland Telecom Finance, wts. ............................             30,000            120,000
    RJR Nabisco Holdings Corp. ..............................            510,000         14,694,375
(a) Specialty Foods Corp., 144A .............................             97,500                683
    United Mexican States, rts. .............................              3,000                 --
(a) Walter Industries, Inc., Class A ........................            189,505          2,712,290
(a) Wireless One, Inc., wts. ................................             35,000                 --
                                                                                        -----------
    TOTAL COMMON STOCKS, WARRANTS & RIGHTS (COST $45,125,691)                            35,176,934
                                                                                        -----------
    PREFERRED STOCKS 2.7%
    Asia Pulp & Paper Co., Ltd., 12.00%, pfd. ...............         24,700,000         15,067,000
(d) CMS Energy Corp., 7.75%, cvt. pfd. ......................            530,000         29,415,000
(a) CSC Holdings, Inc., Series M, PIK, 11.125%, 4/01/03 .....            238,843         26,989,258
    Fresenius Medical Care AG, 9.00%, pfd. (Germany) ........             13,100         13,755,000
    Sinclair Capital, 11.625%, pfd. .........................            147,000         15,967,875
                                                                                        -----------
    TOTAL PREFERRED STOCKS (COST $96,899,994) ...............                           101,194,133
                                                                                        -----------
    PARTNERSHIP UNITS .1%
    Phosphate Resource Partners L.P. (COST $3,639,277) ......            415,000          4,150,000


                                                                                PRINCIPAL
                                                                                 AMOUNT*
                                                                                 -------
  BONDS 90.8%
  COMMERCIAL SERVICES 4.7%
  American Commercial Lines L.L.C., 144A, 10.25%, 6/30/08 .............        $22,700,000         23,267,500
  Ameriserv Food Dist., Inc., senior sub. notes, 8.875%, 10/15/06 .....         11,350,000         10,839,250
  Ameriserv Food Dist., Inc., senior sub. notes, 10.125%, 7/15/07 .....         21,500,000         19,242,500
  Beatrice Foods, sub. notes, 1.00%, 11/19/26 .........................          4,567,000            822,060
  Big Flower Press Holding, Inc., senior sub. notes, 8.875%, 7/01/07 ..         12,100,000         12,281,500
  Intertek Finance, Plc., senior sub. notes, Series B, 10.25%, 11/01/06          9,400,000          9,447,000
  Iron Mountain, Inc., senior sub. notes, 8.75%, 9/30/09 ..............         16,650,000         17,149,500
  Lamar Advertising Co., senior sub. notes, 9.625%, 12/01/06 ..........         20,000,000         21,800,000

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1998 (UNAUDITED) (CONT.)


                                                                                           PRINCIPAL
                                                                                             AMOUNT*              VALUE
----------------------------------------------------------------------------------------------------------------------------
  BONDS (CONT.)
  COMMERCIAL SERVICES (CONT.)
  Outdoor Systems, Inc., senior sub. notes, 8.875%, 6/15/07 .......................        $ 34,750,000        $ 37,008,750
  Tembec Finance Corp., senior notes, 9.875%, 9/30/05 .............................          20,000,000          21,500,000
                                                                                                               -------------
                                                                                                                173,358,060
                                                                                                               -------------

  CONSUMER DURABLES 1.6%
  AMF Bowling Worldwide, Inc., senior disc. notes, Series B, zero coupon to 3/15/01,
    12.25% thereafter, 3/15/06 ....................................................           9,951,000           6,119,865
  Revlon Consumer Products Corp., senior sub. notes, 8.625%, 2/01/08 ..............          42,000,000          41,685,000
  Sealy Mattress Corp., senior disc. notes, Series B, zero coupon to 12/15/02,
    10.875% thereafter, 12/15/07 ..................................................          10,200,000           6,120,000
  Sealy Mattress Corp., senior sub. notes, Series B, 9.875%, 12/15/07 .............           6,800,000           6,477,000
                                                                                                               -------------
                                                                                                                 60,401,865
                                                                                                               -------------

  CONSUMER NON-DURABLES 3.5%
  Agrilink Foods, Inc., senior sub. notes, 144A 11.875%, 11/01/08 .................          30,000,000          31,200,000
  Delta Beverage Group, senior notes, 9.75%, 12/15/03 .............................           2,800,000           2,954,000
  Hartmarx Corp., senior sub. notes, 10.875%, 1/15/02 .............................          15,000,000          15,075,000
  International Home Foods, senior sub. notes, 10.375%, 11/01/06 ..................          11,200,000          12,180,000
  RJR Nabisco, Inc., senior notes, 9.25%, 8/15/13 .................................          20,000,000          19,759,640
  Specialty Foods Corp., senior notes, Series B, 144A, 10.25%, 8/15/01 ............          19,000,000          16,435,000
  Specialty Retailers, Inc., senior notes, Series B, 8.50%, 7/15/05 ...............           7,250,000           6,706,250
  Specialty Retailers, Inc., senior sub. notes, 9.00%, 7/15/07 ....................           5,000,000           4,425,000
  Styling Technology Corp., senior sub. notes, 10.875%, 7/01/08 ...................          22,000,000          20,680,000
                                                                                                               -------------
                                                                                                                129,414,890
                                                                                                               -------------

  CONSUMER SERVICES 17.1%
  Advantica Restaurant Group, Inc., senior notes, 11.25%, 1/15/08 .................          13,896,030          14,069,730
  American Media Operation, senior sub. notes, 11.625%, 11/15/04 ..................           8,700,000           8,743,500
  Ascent Entertainment Group, senior disc. notes, zero coupon to 12/15/02,
   11.875% thereafter, 12/15/04 ...................................................          19,500,000          11,602,500
  Aztar Corp., senior sub. notes, 13.75%, 10/01/04 ................................          19,900,000          22,188,500
  Benedek Broadcasting, senior notes, 11.875%, 3/01/05 ............................           7,000,000           7,665,000
  Benedek Communications, senior disc. notes, zero coupon to 5/15/01, 13.25%
     thereafter, 5/15/06 ..........................................................          24,500,000          17,272,500
  Century Communications Corp., senior disc. notes, Series B, zero coupon, 1/15/08           39,800,000          20,049,250
  Chancellor Media Corp., senior notes, 144A, 8.00%, 11/01/08 .....................          23,500,000          24,028,750
  Chancellor Media Corp., senior sub. notes, Series B, 8.75%, 6/15/07 .............          15,000,000          15,450,000
  Chancellor Media Corp., senior sub. notes, 144A, 9.00%, 10/01/08 ................           8,400,000           8,883,000
  Circus Circus Enterprises, Inc., senior sub. notes, 9.25%, 12/01/05 .............           8,000,000           8,280,000
  Comcast Corp., senior sub. deb., 9.50%, 1/15/08 .................................          15,000,000          15,862,500
  CSC Holdings, Inc., senior sub. deb., 10.50%, 5/15/16 ...........................          20,000,000          23,500,000
  CSC Holdings, Inc., senior sub. deb., 9.875%, 4/01/23 ...........................           5,000,000           5,600,000
  Diamond Cable Communications, Plc., senior disc. notes, zero coupon to 12/15/99,
    11.75% thereafter, 12/15/05 ...................................................          18,850,000          15,739,750
  Diamond Cable Communications, Plc., senior disc. notes, zero coupon to 2/15/02,
    10.75% thereafter, 2/15/07 ....................................................           7,850,000           5,652,000
  Diamond Holdings, Plc., senior notes, 9.125%, 2/01/08 ...........................          10,600,000          10,626,500
  EZ Communications, Inc., senior sub. notes, 9.75%, 12/01/05 .....................          17,500,000          18,900,000

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1998 (UNAUDITED) (CONT.)


                                                                                                    PRINCIPAL
                                                                                                     AMOUNT*               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  BONDS (CONT.)
  CONSUMER SERVICES (CONT.)
  Family Restaurants, Inc., senior notes, 9.75%, 2/01/02 ...................................        $ 10,850,000        $  6,510,000
  Fox Family Worldwide, Inc., senior disc. notes, zero coupon to 11/01/02,
    10.25% thereafter, 11/01/07 ............................................................           6,450,000           4,353,750
  Fox Family Worldwide, Inc., senior notes, 9.25%, 11/01/07 ................................          10,000,000          10,100,000
  Fox/Liberty Networks L.L.C., senior disc. notes, zero coupon to 8/15/02, 9.75%
    thereafter, 8/15/07 ....................................................................          22,650,000          16,194,750
  Fox/Liberty Networks L.L.C., senior notes, 8.875%, 8/15/07 ...............................          15,000,000          15,450,000
  Granite Broadcasting Corp., senior sub. notes, Series A, 10.375%, 5/15/05 ................           7,100,000           7,295,250
  Helicon Group L.P. Corp., S.F., senior secured notes, 9.00% coupon to 11/01/96,
    11.00% thereafter, 11/01/03 ............................................................          10,000,000          10,400,000
  Hollinger International, Inc., senior sub. notes, 9.25%, 2/01/06 .........................           6,400,000           6,816,000
  Hollinger International, Inc., senior sub. notes, 9.25%, 3/15/07 .........................          12,800,000          13,632,000
  Jacor Communications Co., senior sub. notes, 9.75%, 12/15/06 .............................           6,400,000           7,104,000
  John Q. Hammons Hotels, Inc., first mortgage, 8.875%, 2/15/04 ............................          20,000,000          18,600,000
  John Q. Hammons Hotels, Inc., first mortgage, 9.75%, 10/01/05 ............................           4,500,000           4,275,000
  LIN Holdings Corp. senior disc. notes, zero coupon to 3/01/03, 10.00%
    thereafter, 3/01/08 ....................................................................          21,000,000          14,595,000
  LIN Television Corp., senior sub. notes, 8.375%, 3/01/08 .................................          19,000,000          19,095,000
  Players International, Inc., senior notes, 10.875%, 4/15/05 ..............................           4,750,000           5,130,000
  Premier Parks, Inc., senior disc. notes, zero coupon to 4/01/03, 10.00%
    thereafter, 4/01/08 ....................................................................           8,000,000           5,460,000
  Premier Parks, Inc., senior notes, 9.25%, 4/01/06 ........................................           8,000,000           8,430,000
  Prime Hospitality Corp., senior sub. notes, Series B, 9.75%, 4/01/07 .....................          23,200,000          23,548,000
  RC/Arbys Corp., senior secured notes, 9.75%, 8/01/00 .....................................          14,000,000          13,790,000
  Red Roof Inns, Inc., senior notes, 9.625%, 12/15/03 ......................................          10,000,000          10,250,000
  Regal Cinemas, Inc., senior sub. notes, 144A, 9.50%, 6/01/08 .............................          39,500,000          41,672,500
  Rogers Cablesystems, Inc., senior secured deb., 10.125%, 9/01/12 .........................           5,000,000           5,512,500
  Scott Cable Communications, junior sub. notes, PIK, 16.00%, 3/18/02 ......................           6,930,000           8,801,100
  Scott Cable Communications, senior sub. notes, PIK, 15.00%, 7/18/02 ......................           1,029,705             535,447
  SFX Broadcasting, Inc., senior sub. notes, 10.75%, 5/15/06 ...............................          22,478,000          24,276,240
  Sinclair Broadcasting Group, senior sub. notes, 10.00%, 9/30/05 ..........................          14,400,000          15,300,000
  Six Flags Theme Parks, senior sub. notes, zero coupon to 6/15/98, 12.25%
    thereafter, 6/15/05 ....................................................................          22,000,000          24,530,000
  TeleWest Communications, Plc., senior disc. deb., zero coupon to 10/01/00,
    11.00% thereafter, 10/01/07 ............................................................          24,500,000          20,733,125
  TeleWest Communications, Plc., senior notes, 144A, 11.25%, 11/01/08 ......................           4,000,000           4,540,000
  Turner Broadcasting Systems, Inc., senior deb., 8.40%, 2/01/24 ...........................           9,500,000          10,607,073
  United Artist Theatre Circuit, Inc., senior sub. notes, Series B, 9.75%, 4/15/08 .........           6,000,000           5,850,000
                                                                                                                         -----------
                                                                                                                         637,500,215
                                                                                                                         -----------
  ELECTRONIC TECHNOLOGY 1.6%
  Amphenol Corp., senior sub. notes, 9.875%, 5/15/07 .......................................           5,000,000           5,125,000
  Celestica International, Inc., senior sub. notes, 10.50%, 12/31/06 .......................           4,880,000           5,343,600
  Hadco Corp., senior sub. notes, 9.50%, 6/15/08 ...........................................          25,000,000          25,125,000
  L-3 Communications Corp., senior sub. notes, 144A, 10.375%, 5/01/07 ......................           5,400,000           5,994,000
  Microcell Telecommunication, senior disc. notes, Series B, zero coupon to 12/01/01,
    14.00% thereafter, 6/01/06 .............................................................          22,400,000          17,080,000
  Wireless One, Inc., senior disc. notes, zero coupon to 8/01/01, 13.50% thereafter, 8/01/06          13,800,000             414,000
                                                                                                                         -----------
                                                                                                                          59,081,600
                                                                                                                         -----------

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1998 (UNAUDITED) (CONT.)


                                                                                          PRINCIPAL
                                                                                            AMOUNT*             VALUE
-------------------------------------------------------------------------------------------------------------------------
   BONDS (CONT.)
   ENERGY MINERALS 4.5%
   Abraxas Petroleum Corp., senior notes, Series D, 11.50%, 11/01/04 ......            $ 37,100,000        $ 30,607,500
   Bellwether Exploration, senior sub. notes, 10.875%, 4/01/07 ............               5,000,000           4,975,000
   Chesapeake Energy Corp., senior notes, Series B, 9.625%, 5/01/05 .......               7,000,000           6,405,000
   Clark USA, Inc., senior notes, 10.875%, 12/01/05 .......................              22,000,000          20,625,000
   Conproca, SA, S.F., senior secured notes, 144A, 12.00%, 6/16/10 (Mexico)              33,300,000          31,968,000
   Mesa Operating Co., senior sub. notes, zero coupon to 7/01/01, 11.625%
     thereafter, 7/01/06 ..................................................               4,300,000           3,300,250
   Nuevo Energy Co., senior sub. notes, 144A 9.50%, 4/15/06 ...............               8,600,000           8,858,000
   Nuevo Energy Co., senior sub. notes, Series B, 8.875%, 6/01/08 .........               9,300,000           9,253,500
   P & L Coal Holdings Corp., senior notes, 144A, 8.875%, 5/15/08 .........               7,000,000           7,227,500
   P & L Coal Holdings Corp., senior sub. notes, 144A, 9.625%, 5/15/08 ....              33,000,000          33,825,000
   Pride Petroleum Services, Inc., senior notes, 9.375%, 5/01/07 ..........               6,600,000           6,534,000
   Rutherford-Moran Oil, senior sub. notes, 10.75%, 10/01/04 ..............               4,500,000           3,622,500
                                                                                                            -----------
                                                                                                            167,201,250
                                                                                                            -----------
   FINANCE 2.1%
   Clark R&M, Inc., senior sub. notes, 8.875%, 11/15/07 ...................               9,000,000           8,235,000
   HMH Properties, Inc., senior secured notes, Series B, 7.875%, 8/01/08 ..              50,000,000          48,750,000
   Homeside International, Inc., senior second priority notes, Series B,
     11.25%, 5/15/03 ......................................................               4,300,000           5,052,500
(c)Polysindo International Finance, secured notes, 9.375%, 7/30/07 .......               27,750,000           8,671,875
   Tjiwi Kimia Finance Mauritius, senior notes, 10.00%, 8/01/04 ...........              11,000,000           7,095,000
                                                                                                            -----------
                                                                                                             77,804,375
                                                                                                            -----------
   GOVERNMENT BONDS .9%
   ESCOM, E168, utility deb., 11.00%, 6/01/08 (South Africa) ..............             108,800,000 ZAR      14,023,451
   Republic of Argentina, 9.75%, 9/19/27 ..................................              20,000,000          17,925,000
                                                                                                            -----------
                                                                                                             31,948,451
                                                                                                            -----------
   HEALTH SERVICES 3.8%
   Everest Healthcare Services, senior sub. notes, 9.75%, 5/01/08 .........              18,000,000          18,090,000
   Fresenius Medical Care Capital Trust, 7.875%, 2/01/08 ..................              24,000,000          23,820,000
   Magellan Health Services, Inc., senior sub. notes, 9.00%, 2/15/08 ......              20,000,000          18,900,000
   Pharmerica, Inc., senior sub. notes, 8.375%, 4/01/08 ...................               8,400,000           7,266,000
   Sun Healthcare Group, Inc., senior sub. notes, 144A, 9.375%, 5/01/08 ...              30,000,000          26,175,000
   Tenet Healthcare Corp., senior notes, 8.625%, 12/01/03 .................               4,000,000           4,228,552
   Tenet Healthcare Corp., senior sub. notes, 8.625%, 1/15/07 .............              17,800,000          18,779,000
   Vencor Operating, Inc., senior sub. notes, 9.875%, 5/01/05 .............              29,000,000          26,100,000
                                                                                                            -----------
                                                                                                            143,358,552
                                                                                                            -----------
   HEALTH TECHNOLOGY .7%
   Abbey Healthcare Group, Inc., senior sub. notes, 9.50%, 11/01/02 .......              14,830,000          13,124,550
   CONMED Corp., senior sub. notes, 9.00%, 3/15/08 ........................              15,000,000          14,775,000
                                                                                                            -----------
                                                                                                             27,899,550
                                                                                                            -----------
   INDUSTRIAL SERVICES 1.1%
   Dailey International, Inc., senior notes, Series B, 9.50%, 2/15/08 .....              10,800,000           4,752,000
   Envirosource, Inc., senior notes, 9.75%, 6/15/03 .......................              17,000,000          15,640,000
   Envirosource, Inc., senior notes, Series B, 9.75%, 6/15/03 .............               9,000,000           8,280,000

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1998 (UNAUDITED) (CONT.)


                                                                                           PRINCIPAL
                                                                                             AMOUNT*             VALUE
-------------------------------------------------------------------------------------------------------------------------
  BONDS (CONT.)
  INDUSTRIAL SERVICES (CONT.)
  Great Lakes Dredge & Dock, senior sub. notes, 144A, 11.25%, 8/15/08 ...........        $  4,750,000        $  4,797,500
  Newport News Shipbuilding, senior notes, 8.625%, 12/01/06 .....................           2,600,000           2,762,500
  Newport News Shipbuilding, senior sub. notes, 9.25%, 12/01/06 .................           5,100,000           5,431,500
                                                                                                              -----------
                                                                                                               41,663,500
                                                                                                              -----------
  NON-ENERGY MINERALS 1.5%
  AK Steel Corp., senior notes, 9.125%, 12/15/06 ................................          13,400,000          14,204,000
  Algoma Steel, Inc., first mortgage, 12.375%, 7/15/05 ..........................           8,000,000           6,440,000
  Armco, Inc., senior notes, 9.00%, 9/15/07 .....................................           5,200,000           5,460,000
  Bear Island L.L.C./Finance, senior notes, 10.00%, 12/01/07 ....................          11,700,000          11,700,000
  Doman Industries, Ltd., senior notes, 9.25%, 11/15/07 .........................           6,800,000           5,610,000
  Sheffield Steel Corp., first mortgage, 11.50%, 12/01/05 .......................          16,000,000          13,040,000
                                                                                                              -----------
                                                                                                               56,454,000
                                                                                                              -----------
  PROCESS INDUSTRIES 9.6%
  Allied Waste Industries, Inc., senior disc. notes, zero coupon to 6/01/02,
    11.30% thereafter, 6/01/07 ..................................................          32,000,000          27,680,000
  Allied Waste North America, Inc., senior sub. notes, 10.25%, 12/01/06 .........          17,200,000          19,866,000
  Anchor Glass Container, senior notes, 9.875%, 3/15/08 .........................          17,300,000          17,300,000
  Anchor Glass, first mortgage, 11.25%, 4/01/05 .................................          23,700,000          25,240,500
  Ball Corp., senior notes, 144A, 7.75%, 8/01/06 ................................           9,250,000           9,724,063
  Ball Corp., senior sub. notes, 144A, 8.25%, 8/01/08 ...........................           5,500,000           5,781,875
  Climachem, Inc., senior notes, Series B, 10.75%, 12/01/07 .....................           7,500,000           7,275,000
  Container Corp. of America, senior notes, Series A, 9.75%, 4/01/03 ............          12,000,000          12,360,000
  Container Corp. of America, senior notes, Series A, 11.25%, 5/01/04 ...........           9,000,000           9,270,000
  Fort Howard Corp., S.F., pass through trust, 11.00%, 1/02/02 ..................           7,136,009           7,243,049
  Four M Corp., senior notes, Series B, 12.00%, 6/01/06 .........................          23,700,000          16,590,000
  Graham Packaging Corp., senior disc. notes, Series B, zero coupon to 1/15/03,
    10.75% thereafter, 1/15/09 ..................................................           5,600,000           3,836,000
  Graham Packaging Corp., senior sub. notes, Series B, 8.75%, 1/15/08 ...........           6,600,000           6,699,000
(e)Huntsman Corp., senior sub. notes, 144A, 9.50%, 7/01/07 ......................          38,500,000          38,500,000
  LES, Inc., senior sub. notes, 144A, 9.25%, 6/01/08 ............................          32,000,000          32,960,000
  Pindo Deli Fin, senior notes, 11.75%, 10/01/17 ................................          30,900,000          16,377,000
  Purina Mills, Inc., senior sub. notes, 9.00%, 3/15/10 .........................          18,000,000          18,450,000
  Radnor Holdings, senior notes, 10.00%, 12/01/03 ...............................           6,250,000           6,343,750
  Repap New Brunswick, senior notes, 9.00%, 6/01/04 .............................          13,600,000          13,362,000
  Terra Industries, Inc., senior notes, Series B, 10.50%, 6/15/05 ...............          15,000,000          15,300,000
  Universal Compression, Inc., senior disc. notes, zero coupon to 2/15/03, 9.875%
      thereafter, 2/15/08 .......................................................          31,800,000          19,080,000
  Westpoint Stevens, Inc., senior notes, 7.875%, 6/15/08 ........................          27,500,000          28,462,500
                                                                                                              -----------
                                                                                                              357,700,737
                                                                                                              -----------

  PRODUCER MANUFACTURING 8.1%
  Advanced Accessory Systems, senior sub. notes, Series B, 9.75%, 10/01/07 ......           8,000,000           8,040,000
  Airxcel, Inc., senior sub. notes, 11.00%, 11/15/07 ............................          13,500,000          13,567,500
  Anacomp, Inc., senior sub. notes, Series D, 10.875%, 4/01/04 ..................          28,200,000          28,764,000
  Cambridge Industries, Inc., senior sub. notes, 10.25%, 7/15/07 ................           5,800,000           5,075,000

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1998 (UNAUDITED) (CONT.)


                                                                                           PRINCIPAL
                                                                                             AMOUNT*             VALUE
-------------------------------------------------------------------------------------------------------------------------
  BONDS (CONT.)
  PRODUCER MANUFACTURING (CONT.)
  Collins & Aikman Products, senior sub. notes, 11.50%, 4/15/06 .................        $  9,500,000        $ 10,070,000
  Falcon Building Products, Inc., senior sub. disc. notes, Series B, zero coupon
    to 6/15/02, 10.50% thereafter, 6/15/07 ......................................           7,250,000           3,625,000
  Falcon Building Products, Inc., senior sub. notes, Series B, 9.50%, 6/15/07 ...          25,300,000          20,872,500
  Goss Graphic Systems, Inc., senior sub. notes, 12.00%, 10/15/06 ...............          15,150,000          14,468,250
(c)Harvard Industries, Inc., senior notes, 12.00%, 7/15/04 ......................          19,050,000           4,095,750
(c)Harvard Industries, Inc., senior notes, 11.125%, 8/01/05 .....................           9,900,000           2,128,500
  International Comfort Products, senior notes, Series B, 8.625%, 5/15/08 .......          34,500,000          34,241,250
  Keystone Consolidated Inds., senior notes, 9.625%, 8/01/07 ....................           7,000,000           6,755,000
  LTV Corp., senior notes, 8.20%, 9/15/07 .......................................          34,500,000          32,645,625
  Neenah Corp., senior sub. notes, 11.125%, 5/01/07 .............................           6,100,000           6,389,750
  Neenah Corp., senior sub. notes, 144A, 11.125%, 5/01/07 .......................           6,100,000           6,344,000
  Nortek, Inc., senior notes, Series B 9.125%, 9/01/07 ..........................          19,200,000          20,160,000
  Nortek, Inc., senior notes, 144A, 8.875%, 8/01/08 .............................           8,000,000           8,240,000
  Oshkosh Truck Corp., senior sub. notes, 8.75%, 3/01/08 ........................          13,200,000          12,738,000
  Talon Automotive Group, senior sub. notes, Series B, 9.625%, 5/01/08 ..........          20,850,000          19,703,250
  Terex Corp., senior sub. notes, 8.875%, 4/01/08 ...............................          24,750,000          24,750,000
  Thermadyne Industries, Inc., sub. notes, 10.75%, 11/01/03 .....................          19,781,000          19,929,358
                                                                                                              -----------
                                                                                                              302,602,733
                                                                                                              -----------
  RETAIL TRADE 2.0%
(c)Bruno's, Inc., senior sub. notes, 10.50%, 8/01/05 ............................          12,500,000             812,500
  Fleming Cos., Inc., senior sub. notes, Series B 10.50%, 12/01/04 ..............          15,000,000          15,150,000
  Fleming Cos., Inc., senior sub. notes, 10.625%, 7/31/07 .......................          14,000,000          14,070,000
  Pathmark Stores, Inc., senior sub. notes, 9.625%, 5/01/03 .....................          14,000,000          14,140,000
  Penn Traffic Co., senior notes, 8.625%, 12/15/03 ..............................           5,000,000           2,325,000
  Penn Traffic Co., senior notes, 10.375%, 10/01/04 .............................          10,000,000           4,750,000
  Pueblo Xtra International, senior notes, 9.50%, 8/01/03 .......................           9,500,000           9,286,250
  Pueblo Xtra International, senior notes, Series C, 9.50%, 8/01/03 .............           5,000,000           4,887,500
  Shoppers Food Warehouse, senior notes, 9.75%, 6/15/04 .........................           7,375,000           8,075,625
                                                                                                              -----------
                                                                                                               73,496,875
                                                                                                              -----------
  TRANSPORTATION 3.8%
  Delta Air Lines, Inc., S.F., pass-through equipment trust, 10.06%, 1/02/16 ....           9,000,000          11,624,228
  Delta Air Lines, Inc., S.F., pass-through equipment trust, 10.50%, 4/30/16 ....          15,000,000          19,765,875
  GS Superhighway Holdings, senior notes, 10.25%, 8/15/07 .......................          35,000,000          14,350,000
  Gearbulk Holding, Ltd., senior notes, 11.25%, 12/01/04 ........................          19,000,000          20,140,000
  Sea Containers, Ltd., senior notes, 10.50%, 7/01/03 ...........................          25,000,000          26,250,000
  Ultrapetrol, Ltd., 10.50%, 4/01/08 ............................................          34,000,000          27,370,000
  United Airlines, S.F., pass-through equipment trust, Series B-2, 9.06%, 9/26/14          20,422,000          23,911,699
                                                                                                              -----------
                                                                                                              143,411,802
                                                                                                              -----------
  UTILITIES AND TELECOMMUNICATIONS 24.2%
  AES China Generating Co., 10.125%, 12/15/06 ...................................           4,400,000           2,926,000
  AES Corp., senior sub. notes, 8.50%, 11/01/07 .................................           7,500,000           7,518,750
  Allegiance Telecom, Inc., senior disc. notes, Series B, zero coupon to 2/15/03,
     11.75% thereafter, 2/15/08 .................................................          22,000,000          10,780,000

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1998 (UNAUDITED) (CONT.)


                                                                                                  PRINCIPAL
                                                                                                    AMOUNT*            VALUE
---------------------------------------------------------------------------------------------------------------------------------
  BONDS (CONT.)
  UTILITIES AND TELECOMMUNICATIONS (CONT.)
  Allegiance Telecom, Inc., senior notes, 12.875%, 5/15/08 ...............................        $20,500,000        $20,500,000
  Arch Communications Group, Inc., senior disc. notes, zero coupon to 3/15/01,
   10.875% thereafter, 3/15/08 ...........................................................         33,450,000         17,895,750
  Comcast Cellular Holdings, senior notes, Series B, 9.50%, 5/01/07 ......................         25,600,000         27,072,000
  El Paso Electric Co., first mortgage, 9.40%, 5/01/11 ...................................         12,900,000         14,383,500
  ESI Tractebel Acquisition Corp., 7.99%, 12/30/11 .......................................          8,000,000          7,874,496
  Flag, Ltd., senior notes, 8.25%, 1/30/08 ...............................................          6,600,000          6,765,000
  Focal Communications Corp., senior disc. notes, Series B, zero coupon to 2/15/03,
    12.125% thereafter, 2/15/08 ..........................................................         29,000,000         15,805,000
  Forcenergy, Inc., senior sub. notes, 9.50%, 11/01/06 ...................................          9,400,000          8,507,000
  Global Crossing Holding, Ltd., senior notes, 9.625%, 5/15/08 ...........................         28,000,000         30,380,000
  ICO Global Communications Holdings, Ltd., unit, 15.00%, 8/01/05 ........................         35,000,000         26,950,000
  IntelCom Group, Inc., senior disc. notes, zero coupon to 5/01/01, 12.50%
    thereafter, 5/01/06 ..................................................................         32,500,000         24,212,500
  Intermedia Communications, senior disc. notes, Series B, zero coupon to 7/15/02,
    11.25% thereafter, 7/15/07 ...........................................................         37,500,000         26,531,250
 (c)International Wireless Communication, units, senior disc. notes, zero coupon to 8/15/01,
    14.00% thereafter, 8/15/01 ..........................................................          36,400,000          2,821,000
  Iridium L.L.C., senior notes, Series D, 10.875%, 7/15/05 ...............................         17,000,000         14,450,000
  IXC Communications, Inc., senior sub. notes, 9.00%, 4/15/08 ............................         15,900,000         16,059,000
 (e)Level 3 Communications, Inc., senior disc. notes, 144A, zero coupon to 12/01/03,
    10.50% thereafter, 12/01/08 ..........................................................         13,000,000          7,783,750
  Level 3 Communications, Inc., senior notes, 9.125%, 5/01/08 ............................         35,000,000         35,218,750
  McCaw International, Ltd., units, senior disc. notes, zero coupon to 4/15/02,
    13.00% thereafter, 4/15/07 ...........................................................         28,500,000         15,675,000
  McLeodUSA, Inc., senior disc. notes, zero coupon to 3/01/02, 10.50%
    thereafter, 3/01/07 ..................................................................         10,000,000          7,675,000
  McLeodUSA, Inc., senior notes, 144A, 9.50%, 11/01/08 ...................................         16,000,000         17,040,000
  Metrocall, Inc., senior sub. notes, 9.75%, 11/01/07 ....................................         31,000,000         31,000,000
  Midland Funding II, S.F., senior lease obligation, Series A, 11.75%, 7/23/05 ...........          4,500,000          5,289,251
  Midland Funding II, S.F., senior lease obligation, Series B, 13.25%, 7/23/06 ...........         11,500,000         14,306,541
  Millicom International Cellular, SA, senior disc. notes, zero coupon to 6/01/00,
    13.50% thereafter, 6/01/06 ...........................................................         22,300,000         15,833,000
  Netia Holdings B.V., senior discount notes, Series B, zero coupon to
     11/01/01, 11.25% thereafter, 11/01/07 (Poland) ......................................         15,000,000          9,187,500
  Netia Holdings B.V., senior notes, Series B,  10.25%, 11/01/07 (Poland) ................          9,000,000          8,122,500
  Nextel Communications, senior disc. notes, zero coupon to 2/15/99, 9.75%
     thereafter, 8/15/04 .................................................................         21,500,000         21,177,500
  Nextel Communications, senior disc. notes, zero coupon to 10/31/02, 9.75%
     thereafter, 10/31/07 ................................................................         35,500,000         22,542,500
  Nextel International, Inc., senior disc. notes, zero coupon to 4/15/03, 12.125%
     thereafter, 4/15/08 .................................................................         20,000,000          9,200,000
  NEXTLINK Communications, Inc., senior disc. notes, zero coupon to 4/15/03,
     9.45% thereafter, 4/15/08 ...........................................................         20,250,000         12,048,750
  NEXTLINK Communications, Inc., senior notes, 9.625%,
    10/01/07 .............................................................................         17,350,000         17,263,250
  NEXTLINK Communications, Inc., senior notes, 9.00%, 3/15/08 ............................         18,150,000         17,605,500
  Niagara Mohawk Power Corp., senior disc. notes, Series H, zero coupon to
    7/01/03, 8.50% thereafter, 7/01/10 ...................................................         10,850,000          8,137,500
  Niagara Mohawk Power Corp., senior notes, Series D, 7.25%, 10/01/02 ....................          7,200,000          7,272,000
  Niagara Mohawk Power Corp., senior notes, Series G, 7.75%, 10/01/08 ....................          8,400,000          8,946,000
  NTL, Inc., senior notes, 144A, zero coupon to  4/01/03, 9.75% thereafter, 4/01/08 ......         50,000,000         32,750,000

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1998 (UNAUDITED) (CONT.)


                                                                                             PRINCIPAL
                                                                                               AMOUNT*              VALUE
-----------------------------------------------------------------------------------------------------------------------------

  BONDS (CONT.)
  UTILITIES AND TELECOMMUNICATIONS (CONT.)
  Occidente y Caribe Celular, units, senior disc. notes, Series B, zero coupon
     to 3/15/01, 14.00% thereafter, 3/15/04 (Colombia) ..........................        $   38,165,000        $   27,955,863
  Orion Network Systems, Inc., units, senior disc. notes, zero coupon to 1/15/02,
     12.50% thereafter, 1/15/07 .................................................            35,300,000            22,062,500
  Paging Network, Inc., senior sub. notes, 10.125%, 8/01/07 .....................            17,000,000            17,807,500
  Paging Network, Inc., senior sub. notes, 10.00%, 10/15/08 .....................            14,800,000            15,429,000
  Poland Telecom Finance BV, 14.00%, 12/01/07 ...................................            30,000,000            27,450,000
  Rogers Cantel Mobile Communications, Inc., senior secured deb., 9.75%, 6/01/16             34,000,000            36,380,000
  RSL Communications Plc., 144A, 12.00%, 11/01/08 ...............................             6,250,000             6,609,375
  RSL Communications Plc., senior disc. notes, zero coupon to 3/01/03, 10.125%
     thereafter, 3/01/08 ........................................................            44,500,000            25,476,250
  Sprint Spectrum, L.P., senior disc. notes, zero coupon to 8/01/01, 12.50%
     thereafter, 8/15/06 ........................................................            23,200,000            21,373,000
  Sygnet Wireless, Inc., senior notes, 11.50%, 10/01/06 .........................            33,630,000            37,833,750
  Telecommunications Techniques Co., senior sub. notes, 9.75%, 5/15/08 ..........            24,000,000            24,000,000
  Triton Communications L.L.C., senior disc. notes, zero coupon to 5/01/03,
     11.00% thereafter, 5/01/08 .................................................            68,250,000            32,077,500
                                                                                                                -------------
                                                                                                                  899,960,276
                                                                                                                -------------
  TOTAL BONDS (COST $3,551,736,355) .............................................                               3,383,258,731
                                                                                                                -------------
(b)REPURCHASE AGREEMENT 4.1%
  Joint Repurchase Agreement, 5.228%, 12/01/98, (Maturity Value $154,055,897)
    (COST $154,033,527) .........................................................           154,033,527           154,033,527
  Barclays Capital Group, Inc.
  Bear, Stearns & Co., Inc.
  Chase Securities, Inc.
  CIBC Wood Gundy Securities Corp.
  Deutsche Morgan Grenfell/C.J. Lawrence, Inc.
  Donaldson, Lufkin & Jenrette Securities Corp.
  Dresdner Kleinwort Benson, North America, L.L.C.
  Greenwich Capital Markets, Inc.
  NationsBanc Montgomery Securities, L.L.C.
  Paine Webber, Inc.
  Paribas Corp.
  SBC Warburg Dillon Read, Inc.
    Collateralized by U.S. Treasury Bills and Notes
                                                                                                                -------------
  TOTAL INVESTMENTS (COST $3,851,434,844) 98.7% .................................                               3,677,813,325
  OTHER ASSETS, LESS LIABILITIES 1.3% ...........................................                                  48,005,300
                                                                                                               --------------
  NET ASSETS 100.0% .............................................................                              $3,725,818,625
                                                                                                               ==============


CURRENCY ABBREVIATIONS
ZAR - South African Rand

*   Securities traded in U.S. dollars unless otherwise indicated.

(a) Non-income producing.

(b) Investment is through participation in a joint account with other funds managed by the investment advisor. At November 30, 1998, all repurchase agreements held by the Fund had been entered into on that date.

(c) See Note 6 regarding defaulted securities.

(d) See Note 7 regarding restricted securities.

(e) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1998 (UNAUDITED)


Assets:
 Investments in securities, at value (cost $3,851,434,844) ........................................        $ 3,677,813,325
 Receivables:
  Investment securities sold ......................................................................                524,800
  Capital shares sold .............................................................................             12,857,374
  Dividends and interest ..........................................................................             73,425,501
                                                                                                           ---------------
      Total assets ................................................................................          3,764,621,000
                                                                                                           ---------------
Liabilities:
 Payables:
  Investment securities purchased .................................................................             18,658,080
  Capital shares redeemed .........................................................................             13,605,215
  Affiliates ......................................................................................              2,689,717
  Shareholders ....................................................................................              3,659,956
 Other liabilities ................................................................................                189,407
                                                                                                           ---------------
      Total liabilities ...........................................................................             38,802,375
                                                                                                           ---------------
       Net assets, at value .......................................................................        $ 3,725,818,625
                                                                                                           ---------------
Net assets consist of:
 Undistributed net investment income ..............................................................        $    20,183,594
 Net unrealized depreciation ......................................................................           (173,585,485)
 Accumulated net realized loss ....................................................................           (253,779,550)
 Capital shares ...................................................................................          4,133,000,066
                                                                                                           ---------------
      Net assets, at value ........................................................................        $ 3,725,818,625
                                                                                                           ===============
CLASS I:
 Net asset value per share ($3,224,921,915 / 1,156,314,084 shares outstanding)* ...................        $          2.79
                                                                                                           ===============
 Maximum offering price per share ($2.79 / 95.75%) ................................................        $          2.91
                                                                                                           ===============
CLASS II:
 Net asset value per share ($467,505,242 / 167,260,220 shares outstanding)* .......................        $          2.80
                                                                                                           ===============
 Maximum offering price per share ($2.80 / 99.0%) .................................................        $          2.83
                                                                                                           ===============
ADVISOR CLASS:
 Net asset value and maximum offering price per share ($33,391,468 / 11,963,303 shares outstanding)        $          2.79
                                                                                                           ===============


*Redemption price is equal to net asset value less any applicable contingent deferred sales charges.


                       See notes to financial statements.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Financial Statements (continued)


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 1998 (UNAUDITED)


Investment income:
 Dividends ..............................................................        $   3,500,463
 Interest ...............................................................          176,768,145
                                                                                 -------------
      Total investment income ...........................................          180,268,608
                                                                                 -------------
Expenses:
 Management fees (Note 3) ...............................................            8,180,226
 Distribution fees (Note 3)
  Class I ...............................................................            2,038,750
  Class II ..............................................................            1,371,548
 Transfer agent fees (Note 3) ...........................................            1,461,282
 Custodian fees .........................................................               32,225
 Reports to shareholders ................................................              421,061
 Registration and filing fees ...........................................              392,036
 Professional fees ......................................................               55,055
 Trustees' fees and expenses ............................................               35,378
 Other ..................................................................               45,041
                                                                                 -------------
      Total expenses ....................................................           14,032,602
                                                                                 -------------
       Net investment income ............................................          166,236,006
                                                                                 -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ...........................................................           34,073,035
  Foreign currency transactions .........................................              (45,170)
                                                                                 -------------
      Net realized gain .................................................           34,027,865
 Net unrealized appreciation (depreciation) on:
  Investments ...........................................................         (264,752,355)
  Translation of assets and liabilities denominated in foreign currencies               79,182
                                                                                 -------------
      Net unrealized depreciation .......................................         (264,673,173)
                                                                                 -------------
Net realized and unrealized loss ........................................         (230,645,308)
                                                                                 -------------
Net decrease in net assets resulting from operations ....................        $ (64,409,302)
                                                                                 =============


                       See notes to financial statements.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 1998 (UNAUDITED)
AND THE YEAR ENDED MAY 31, 1998


                                                                                              SIX MONTHS ENDED        YEAR ENDED
                                                                                              NOVEMBER 30, 1998      MAY 31, 1998
                                                                                              -----------------      ------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .................................................................      $   166,236,006     $   292,667,415
  Net realized gain from investments and foreign currency transactions ..................           34,027,865          34,259,350
  Net unrealized appreciation (depreciation) on investments and translation of assets and
   liabilities denominated in foreign currencies ........................................         (264,673,173)         33,894,269
                                                                                               ---------------     ---------------
      Net increase (decrease) in net assets resulting from operations ...................          (64,409,302)        360,821,034
 Distributions to shareholders from:
  Net investment income:
   Class I ..............................................................................         (146,023,174)       (261,354,140)
   Class II .............................................................................          (18,346,794)        (21,055,677)
   Advisor Class ........................................................................           (1,193,770)         (1,879,720)
                                                                                               ---------------     ---------------
 Total distributions to shareholders ....................................................         (165,563,738)       (284,289,537)
 Capital share transactions: (Note 2)
  Class I ...............................................................................          190,421,175         525,305,713
  Class II ..............................................................................           99,320,704         239,186,811
  Advisor Class .........................................................................            7,277,229          21,536,823
                                                                                               ---------------     ---------------
Total capital share transactions ........................................................          297,019,108         786,029,347
      Net increase in net assets ........................................................           67,046,068         862,560,844
Net assets:
 Beginning of period ....................................................................        3,658,772,557       2,796,211,713
                                                                                               ---------------     ---------------
 End of period ..........................................................................      $ 3,725,818,625     $ 3,658,772,557
                                                                                               ===============     ===============
Undistributed net investment income included in net assets:
 End of period ..........................................................................      $    20,183,594     $    19,511,326
                                                                                               ===============     ===============


                       See notes to financial statements.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin High Income Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company. The Trust consists of one Fund, the Franklin AGE High Income Fund (the Fund), which seeks to provide a high level of current income while seeking capital appreciation. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees (Board).

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The Fund offers three classes of shares: Class I, Class II, and Advisor Class. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class. On March 19, 1998, the Board approved name changes for Class I and Class II shares to Class A and Class C, respectively. The Board also approved the establishment of an additional class of shares, Class B. The effective date of the name changes and the inception date for Class B was January 1, 1999.

At November 30, 1998, there were an unlimited number of shares authorized (no par value). Transactions in the Fund's shares were as follows:

                                                              SIX MONTHS ENDED                            YEAR ENDED
                                                             NOVEMBER 30, 1998                            MAY 31, 1998
                                                        ---------------------------------------------------------------------
                                                        SHARES              AMOUNT                 SHARES              AMOUNT
                                                        ------              ------                 ------              ------
CLASS I
Shares sold ......................................    240,873,361       $  671,575,454           398,847,574       $ 1,185,149,892
Shares issued in reinvestment of distributions....     23,173,172           64,772,779            38,784,036           114,687,942
Shares redeemed ..................................   (194,906,229)        (545,927,058)         (260,590,614)         (774,532,121)
                                                     ------------         ------------          ------------          ------------
Net increase .....................................     69,140,304       $  190,421,175           177,040,996       $   525,305,713
                                                     ============         ============          ============          ============

CLASS II
Shares sold ......................................     55,263,580       $  155,700,211            95,362,735       $   284,202,607
Shares issued in reinvestment of distributions....      3,740,403           10,445,736             4,043,761            12,004,240
Shares redeemed ..................................    (24,047,110)         (66,825,243)          (19,128,856)          (57,020,036)
                                                     ------------         ------------          ------------          ------------
Net increase .....................................     34,956,873       $   99,320,704            80,277,640       $   239,186,811
                                                     ============         ============          ============          ============

ADVISOR CLASS*
Shares sold ......................................      9,346,400       $   26,004,230            13,161,829       $    39,058,573
Shares issued in reinvestment of distributions....        403,063            1,129,077               606,914             1,799,737
Shares redeemed ..................................     (7,199,181)         (19,856,078)           (6,500,575)          (19,321,487)
                                                     ------------         ------------          ------------          ------------
Net increase .....................................      2,550,282       $    7,277,229             7,268,168       $    21,536,823
                                                     ============         ============          ============          ============


* Effective date of Advisor Class shares was January 2, 1997.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services), and Franklin/Templeton Investor Services, Inc. (Investor Services) the Fund's investment manager, principal underwriter, administrative manager, and transfer agent, respectively.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

       ANNUALIZED
        FEE RATE    MONTH-END NET ASSETS
       ----------------------------------------------------------------
          .625%     First $100 million
          .500%     Over $100 million, up to and including $250 million
          .450%     In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .15% and .65% per year of its average daily net assets of Class I and Class II, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of the Fund shares, and received contingent deferred sales charges for the period of $919,739 and $163,197, respectively.

The Fund paid transfer agent fees of $1,461,282, of which $1,371,925 was paid to Investor Services.

4. INCOME TAXES

At May 31, 1998, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

      Capital loss carryovers expiring in:
       1999                                         $192,912,531
       2000                                           63,753,106
       2001                                           14,304,993
       2002                                           12,243,104
       2003                                            4,606,276
                                                    ------------
                                                    $287,820,010
                                                    ============

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

Notes to Financial Statements (continued)


4. INCOME TAXES (CONT.)

At November 30, 1998, the net unrealized depreciation based on the cost of investments for income tax purposes of $3,851,434,844 was as follows:

        Unrealized appreciation             $ 134,441,602
        Unrealized depreciation              (308,063,121)
                                            -------------
        Net unrealized depreciation         $(173,621,519)
                                            =============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and foreign currency transactions. Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended November 30, 1998 aggregated $495,172,417 and $334,716,610, respectively.

6. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 91.5% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At November 30, 1998, the Fund held defaulted securities with a value aggregating $18,529,625 representing
 .5% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

The Fund has investments in excess of 10% of its total net assets in the Consumer Services and Utilities industries. Such concentration may subject the Fund more significantly to economic changes occurring within that industry.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

Notes to Financial Statements (continued)

7. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at November 30, 1998 are as follows:

PRINCIPAL                                                                  ACQUISITION
AMOUNT    ISSUER                                                               DATE             COST              VALUE
--------------------------------------------------------------------------------------------------------------------------
530,000   CMS Energy Corp., 7.75%, cvt. pfd. (.8% of net assets)            6/18/97         $26,500,000        $29,415,000


30